Current Assets - Prepayments	12 Months Ended
Jun. 30, 2022
Current Prepayments [Abstract]
Current Assets - Prepayments

Note 17. Current Assets - Prepayments

	June 30, 2022	June 30, 2021

	US$	US$
R&D Contract Research Organization	7,428,599	12,551,398
Insurance	1,086,847	1,820,059
Other prepayments	204,749	14,698
Total current prepayments	8,720,195	14,386,155

The R&D Contract Research Organization prepayment consists of prepayments on the Phase 3 clinical trial for OPT‑302 in order to secure sites across the world and start patient recruitment. These prepayments covered the initial startup of the Phase 3 clinical trials and other key milestones and are expected to be consumed within the next 12 months. The Insurance amount relates to specific Phase 3 Clinical trial insurance in place for various sites around the world covering periods to 2024. The non‑current portion of the prepayments are recorded as non‑current assets. Refer Note 18.